FNFV Reports First Quarter 2016 Results With $951 Million Adjusted Book Value of Portfolio Company Investments, or $13.78 Per Share; Repurchased Additional 3.2 Million Shares of Common Stock in First Quarter
Jacksonville, Fla. -- (April 27, 2016) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three-month period ended March 31, 2016.

•	Total revenue of $329 million in the first quarter versus $478 million in the first quarter of 2015

•	First quarter adjusted diluted EPS of $0.08 versus adjusted diluted EPS of $0.03 in the first quarter of 2015

•	Adjusted EBITDA of $28 million for the first quarter versus adjusted EBITDA of $40 million for the first quarter of 2015

•	First quarter FNFV free cash flow of $7 million versus $3 million used in the first quarter of 2015

•	$112 million in holding company cash on March 31, 2016

•	Repurchased approximately 3.2 million shares of common stock for nearly $33 million in the first quarter

•
Since the formation of FNFV in July 2014, more than 23.7 million shares of FNFV common stock have been repurchased for a total of approximately $324 million; approximately 26% of the shares of FNFV common stock distributed in July 2014 have been repurchased

Restaurant Group

•
$290 million in total revenue, adjusted EBITDA of $20 million and adjusted EBITDA margin of 6.8% for the first quarter versus approximately $364 million in total revenue, adjusted EBITDA of $25 million and an adjusted EBITDA margin of 6.9% in the first quarter of 2015; first quarter of 2015 included results of J. Alexander's and Max & Erma's and first quarter 2016 only included a partial quarter from Max & Erma's

•
Same store sales decreased approximately 0.4% in the first quarter, as Ninety Nine and Bakers Square same store sales growth of 3.3% and 3.5%, respectively, was offset by a 2.5% decline at O'Charley's and a 1.7% decline at Village Inn

Ceridian HCM

•
First quarter total revenue of approximately $197 million, a 0.3% increase over the first quarter of 2015 and EBITDA of more than $23 million, a $3 million decline from the first quarter of 2015, for an EBITDA margin of approximately 12%

Digital Insurance

•
First quarter total revenue of $37 million, a 31% increase over the first quarter of 2015; adjusted EBITDA of more than $9 million, a 38% increase over the first quarter of 2015; first quarter EBITDA margin of nearly 25%

Monetization and Investment Initiatives

•
Announced a $47.4 million additional capital investment in Ceridian, as FNFV was one participant in the transaction that raised a total of $150 million for Ceridian to fund the continued growth of the Dayforce customer base through additional implementation resources, continued cloud-based development and further sales and marketing efforts

•	In January, made an aggregate $22 million investment in the debt of Colt Defense, the iconic American gun producer

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During the first quarter, purchased an additional 827,000 shares of Del Frisco's Restaurant Group common stock for a total investment of more than $12 million; total cumulative investment of approximately 3 million shares (13% of outstanding shares) for nearly $44 million

•	Repurchased approximately 3.2 million shares of FNFV common stock for nearly $33 million during the first quarter

“We made one new investment and two incremental investments this quarter, and continued to aggressively repurchase FNFV common stock,” said Chairman William P. Foley, II. “In January, we made an aggregate $22 million investment in the debt of Colt Defense after working on and leading the debt restructuring of that company in 2015. During January and February, we acquired an additional 827,000 shares of Del Frisco's common stock, bringing our investment to 3 million shares for a total cost of $44 million, or $14.53 per Del Frisco's common share. In March, we made a $47.4 million additional capital investment in

Ceridian to fund the continued growth of the Dayforce product line. Dayforce is winning in the marketplace and this capital infusion will allow Ceridian to continue to grow the cloud-based revenue of the company even more aggressively.

"We also continued our share repurchase efforts in the first quarter, buying back an additional 3.2 million shares of FNFV common stock for approximately $33 million. We will continue to focus on the growth and financial performance of our investments and seek to maximize the value of current and future investments for the benefit of our shareholders."

Conference Call
We will host a call with investors and analysts to discuss first quarter 2016 results of FNFV on Thursday, April 28, 2016, beginning at 12:30 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:30 p.m. Eastern time on April 28, 2016, through May 5, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 391053.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Fleetcor Technologies, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2016
Operating revenue	$331	$293	$38
Interest and investment income	1	—	1
Realized gains and losses, net	(3)	(3)	—
Total revenue	329	290	39

Personnel costs	38	13	25
Other operating expenses	27	21	6
Cost of restaurant revenue	245	245	—
Depreciation and amortization	15	10	5
Interest expense	3	1	2
Total expenses	328	290	38

Pre-tax earnings from continuing operations	$1	$—	$1

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$3	$3	$—
Max & Erma's exit/disposal cost	6	6
Purchase price amortization	7	3	4
Total non-GAAP adjustments before taxes	$16	$12	$4

Adjusted pre-tax earnings from continuing operations	$17	$12	$5
Adjusted pre-tax margin from continuing operations	5.1%	4.1%	12.8%

Purchase price amortization	(7)	(3)	(4)
Depreciation and amortization	15	10	5
Interest expense	3	1	2

Adjusted EBITDA	$28	$20	$8
Adjusted EBITDA margin	8.4%	6.8%	20.5%

FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2016
Pre-tax earnings from continuing operations	$1	$—	$1

Income tax benefit	(1)	—	(1)
Loss from equity investments	(1)	—	(1)

Net earnings attributable to FNFV common shareholders	$1	$—	$1

EPS attributable to FNFV common shareholders - basic	$0.01	$—	$0.01
EPS attributable to FNFV common shareholders - diluted	$0.01	$—	$0.01

FNFV weighted average shares - basic	70
FNFV weighted average shares - diluted	72

Net earnings attributable to FNFV common shareholders	$1	$—	$1

Total non-GAAP, pre-tax adjustments	$16	$12	$4
Income taxes on non-GAAP adjustments	(3)	(3)	—
Ceridian divestiture (gain) loss	(3)	—	(3)
Noncontrolling interest on non-GAAP adjustments	(5)	(5)	—
Total non-GAAP adjustments	5	4	1

Adjusted net earnings attributable to FNFV common shareholders	$6	$4	$2

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.08	$0.06	$0.02

Cash flows provided by operations:	$19
Non-GAAP adjustments:
Total non-GAAP adjustments	—

Adjusted cash flows from operations	19
Capital expenditures	12
Free cash flow	$7

FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2015
Operating revenue	$477	$364	$113
Interest and investment income	1	—	1
Total revenue	478	364	114

Personnel costs	38	17	21
Other operating expenses	94	16	78
Cost of restaurant revenue	306	306	—
Depreciation and amortization	17	13	4
Interest expense	2	2	—
Total expenses	457	354	103

Pre-tax earnings from continuing operations	$21	$10	$11

Non-GAAP adjustments before taxes
Purchase price amortization	7	4	3
Total non-GAAP adjustments before taxes	$7	$4	$3

Adjusted pre-tax earnings from continuing operations	$28	$14	$14
Adjusted pre-tax margin from continuing operations	5.9%	3.8%	12.3%

Purchase price amortization	(7)	(4)	(3)
Depreciation and amortization	17	13	4
Interest expense	2	2	—

Adjusted EBITDA	$40	$25	$15
Adjusted EBITDA margin	8.4%	6.9%	13.2%

FIDELITY NATIONAL FINANCIAL VENTURES
FIRST QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
March 31, 2015
Pre-tax earnings from continuing operations	$21	$10	$11

Income tax expense	3	—	3
(Loss) from equity investments	(3)	—	(3)
Non-controlling interests	15	3	12

Net earnings (loss) attributable to FNFV common shareholders	$—	$7	$(7)

EPS attributable to FNFV common shareholders - basic	$—	$0.08	$(0.08)
EPS attributable to FNFV common shareholders - diluted	$—	$0.08	$(0.08)

FNFV weighted average shares - basic	90
FNFV weighted average shares - diluted	92

Net earnings (loss) attributable to FNFV common shareholders	$—	$7	$(7)

Total non-GAAP, pre-tax adjustments	$7	$4	$3
Income taxes on non-GAAP adjustments	(2)	(1)	(1)
Noncontrolling interest on non-GAAP adjustments	(2)	(2)	—
Total non-GAAP adjustments	3	1	2

Adjusted net earnings (loss) attributable to FNFV common shareholders	$3	$8	$(5)

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.03	$0.09	$(0.06)

Cash flows provided by operations:	$7
Non-GAAP adjustments:
Total Non-GAAP adjustments	—

Adjusted cash flows from operations	7
Capital expenditures	10
Free cash flow	$(3)

1FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV March 31, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$701	$735
Goodwill	187	188
Total assets	1,410	1,429
Notes payable	207	200
Non-controlling interest	116	114
Total equity and redeemable non-controlling interests	1,067	1,083
Total equity attributable to common shareholders	951	969

	FNF Group March 31, 2016	FNFV March 31, 2016	Consolidated March 31, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,957	$701	$5,658	$5,633
Goodwill	4,579	187	4,766	4,760
Title plant	395	—	395	395
Total assets	12,533	1,410	13,943	13,931
Notes payable	2,535	207	2,742	2,793
Reserve for title claim losses	1,595	—	1,595	1,583
Secured trust deposits	840	—	840	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	732	116	848	834
Total equity and redeemable non-controlling interests	5,852	1,067	6,919	6,932
Total equity attributable to common shareholders	4,776	951	5,727	5,754

Adjusted Book Value Summary	FNFV March 31, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$420	$363
American Blue Ribbon Holdings	169	169
Del Frisco's Restaurant Group	48	34
Digital Insurance	74	73
Holding Company Cash	112	245
Other	128	85
Adjusted FNFV Book Value	$951	$969
Outstanding FNFV shares	69.0	72.2
Adjusted FNFV Book Value per Share	$13.78	$13.43

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2016
	Consolidated	Core	FNFV
Direct title premiums	$422	$422	$—
Agency title premiums	530	530	—
Total title premiums	952	952	—
Escrow, title-related and other fees	779	741	38
Total title and escrow and other	1,731	1,693	38

Restaurant revenue	293	—	293
Interest and investment income	30	29	1
Realized gains and losses, net	(6)	(3)	(3)
Total revenue	2,048	1,719	329

Personnel costs	652	614	38
Other operating expenses	432	405	27
Cost of restaurant revenue	245	—	245
Agent commissions	402	402	—
Depreciation and amortization	100	85	15
Title claim loss expense	52	52	—
Interest expense	34	31	3
Total expenses	1,917	1,589	328

Earnings from continuing operations before taxes	131	130	1
Income tax expense (benefit)	49	50	(1)
Earnings from continuing operations before equity investments	82	80	2
Earnings (loss) from equity investments	2	3	(1)
Net earnings	84	83	1
Non-controlling interests	10	10	—
Net earnings attributable to common shareholders	$74	$73	$1

Cash flows provided by operations	92	73	19

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2015
	Consolidated	Core	FNFV
Direct title premiums	$417	$417	$—
Agency title premiums	441	441	—
Total title premiums	858	858	—
Escrow, title-related and other fees	808	695	113
Total title and escrow and other	1,666	1,553	113

Restaurant revenue	364	—	364
Interest and investment income	31	30	1
Total revenue	2,061	1,583	478

Personnel costs	623	585	38
Other operating expenses	466	372	94
Cost of restaurant revenue	306	—	306
Agent commissions	333	333	—
Depreciation and amortization	100	83	17
Title claim loss expense	51	51	—
Interest expense	31	29	2
Total expenses	1,910	1,453	457

Earnings from continuing operations before taxes	151	130	21
Income tax expense	50	47	3
Earnings from continuing operations before equity investments	101	83	18
(Loss) earnings from equity investments	(1)	2	(3)
Net earnings	100	85	15
Non-controlling interests	14	(1)	15
Net earnings attributable to common shareholders	$86	$86	$—

Cash flows provided by operations	42	35	7

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